NEWS RELEASE

NETGEAR® REPORTS FOURTH QUARTER AND FULL YEAR 2018 RESULTS

•	Fourth quarter 2018 net revenue of $288.9 million, an increase of 5.4% from the comparable prior year quarter.

◦	Fourth quarter 2018 GAAP operating income of $17.4 million, or 6.0% of net revenue, as compared to $5.6 million, or 2.0% of net revenue, in the comparable prior year quarter.

◦	Fourth quarter 2018 non-GAAP operating income of $27.1 million, or 9.4% of net revenue, as compared to $12.6 million, or 4.6% of net revenue, in the comparable prior year quarter.

•
Fourth quarter 2018 GAAP net income per diluted share from continuing operations of $0.03, as compared to net loss per diluted share from continuing operations of $1.33 in the comparable prior year quarter.

◦	Fourth quarter 2018 non-GAAP net income per diluted share from continuing operations of $0.68, as compared to $0.34 in the comparable prior year quarter.

•	Fiscal 2018 net revenue of $1.06 billion, an increase of 1.9% from the prior year.

•	Fiscal 2018 GAAP operating income of $38.7 million, or 3.7% of net revenue, as compared to $42.6 million, or 4.1% of net revenue in the prior year.

◦	Fiscal 2018 non-GAAP operating income of $76.3 million, or 7.2% of net revenue, as compared to $72.4 million, or 7.0% of net revenue, in the prior year.

•	Fiscal 2018 GAAP net income per diluted share from continuing operations of $0.57, as compared to net loss per diluted share from continuing operations of $0.35 in 2017.

◦	Fiscal 2018 non-GAAP net income per diluted share from continuing operations of $1.94, as compared to $1.68 in 2017.

•	The Company distributed its remaining 84.2% ownership of Arlo Technologies, Inc. on December 31, 2018.

•
Business outlook[1]: Company expects first quarter of 2019 net revenue to be in the range of $235 million to $250 million, with GAAP operating margin in the range of 4.5% to 5.5% and non-GAAP operating margin in the range of 8.0% to 9.0%.

SAN JOSE, California - February 6, 2019 - NETGEAR, Inc. (NASDAQ: NTGR), a global networking company that delivers innovative networking and Internet connected products to consumers and businesses, today reported financial results for the fourth quarter and full year ended December 31, 2018.

Net revenue for the fourth quarter ended December 31, 2018 was $288.9 million, as compared to $274.1 million in the fourth quarter ended December 31, 2017, and $269.4 million in the third quarter ended September 30, 2018. Net income from continuing operations, computed in accordance with GAAP, for the fourth quarter of 2018 was $1.1 million, or $0.03 net income per diluted share from continuing operations. This compared to GAAP net loss from continuing operations of $41.8 million, or $1.33 net loss per diluted share from continuing operations, in the fourth quarter of 2017, and GAAP net income from continuing operations of $16.3 million, or $0.49 net income per diluted share, in the third quarter of 2018. Non-GAAP net income from continuing operations was $0.68 per diluted share in the fourth quarter of 2018, as compared to non-GAAP net income from continuing operations of $0.34 per diluted share in the fourth quarter of 2017 and $0.73 per diluted share in the third quarter of 2018.

Operating margin, computed in accordance with GAAP, for the fourth quarter of 2018 was 6.0%, as compared to 2.0% in the year ago comparable quarter, and 7.4% in the third quarter of 2018. Non-GAAP operating margin was 9.4% in the fourth quarter of 2018, as compared to 4.6% in the fourth quarter of 2017 and 10.5% in the third quarter of 2018.

Net revenue for the full year of 2018 was $1.06 billion, a 1.9% increase as compared to $1.04 billion for 2017. Net income from continuing operations, computed in accordance with GAAP, for the full year 2018 was $19.0 million, or $0.57 per diluted share. This compared to GAAP net loss from continuing operations of $11.1 million, or $0.35 net loss per diluted share, for 2017. Non-GAAP net income from continuing operations was $1.94 per diluted share for the full year of 2018, as compared to non-GAAP net income from continuing operations of $1.68 per diluted share for 2017. Operating margin, computed in accordance with GAAP, for the full year of 2018 was 3.7%, as compared to 4.1% for 2017. Non-GAAP operating margin was 7.2% in the full year of 2018, as compared to 7.0% for 2017.

On December 31, 2018, the Company completed the distribution of 62,500,000 shares of the outstanding common stock of Arlo Technologies, Inc. (“Arlo”) to NETGEAR’s shareholders (the “Distribution”). Prior to the Distribution, NETGEAR owned approximately 84.2% of Arlo common stock. Following the completion of the Distribution, NETGEAR no longer owns any shares of Arlo common stock.

Beginning in the fourth quarter of 2018, Arlo’s historical financial results for periods prior to the Distribution will be reflected in NETGEAR’s consolidated financial statements as discontinued operations. Supplemental financial tables for NETGEAR's prior twelve quarters, excluding Arlo, are provided in this release.

The accompanying schedules provide a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis.

Patrick Lo, Chairman and Chief Executive Officer of NETGEAR, commented, "We had a successful fourth quarter of 2018, driven by Orbi, Nighthawk Pro Gaming, cable modems and gateways, and our SMB switching portfolio, in particular the PoE and ProAV switches. Our financial results for the quarter came in at the high end of our guidance range for revenue and operating margin. We delivered a healthy profit in Q4 and saw year-over-year top line growth for both the CHP and SMB segments."

Mr. Lo continued, “We are pleased to report that we reached 9.7 million registered users in Q4, which represents the foundation for building our paid subscriber base. We are also thrilled to report that our number of registered app users reached 1.4 million for the fourth quarter, which is over double the amount that we last shared in September of 2018."

"On the product front, we had two significant product launches during the quarter, which were our industry-leading Wi-Fi 6 router, as well as the world's first millimeter wave 5G device with AT&T. We were also pleased with the reception that Meural, the world's leading smart digital canvas, received during the holiday season and at the Consumer Electronics Show."

Bryan Murray, Chief Financial Officer of NETGEAR, added, "On December 31st, we completed the spin-off of the Arlo business through a distribution of Arlo Technologies common stock to NETGEAR’s shareholders. Upon the completion of the distribution, NETGEAR no longer owns any shares of Arlo common stock. Arlo’s financial results for all historical periods, including the quarter in which the distribution occurred, will now be reclassified into NETGEAR discontinued operations. We’d like to acknowledge all of the hard work from both the NETGEAR and Arlo teams that went into completing the spin.”

Business Outlook

Bryan Murray, Chief Financial Officer of NETGEAR, added, "Looking forward to the first quarter of 2019, in line with the seasonality we described previously, we expect net revenue to be in the range of $235 million to $250 million. GAAP operating margin is expected to be in the range of 4.5% to 5.5%. Non-GAAP operating margin is expected to be in the range of 8.0% to 9.0%. Our GAAP tax rate is expected to be approximately 27.0% and our non-GAAP tax rate is expected to be 24.5% for the first quarter of 2019.”

A reconciliation between the Business Outlook on a GAAP and non-GAAP basis is provided in the following table:

	Three months ending
	March 30, 2019
	Operating Margin Rate	Tax Rate
GAAP	4.5% - 5.5%	27.0%
Estimated adjustments for[1]:
Amortization of intangibles	0.9%	__
Stock-based compensation expense	2.6%	__
Tax effects of non-GAAP adjustments	__	(2.5)%
Non-GAAP	8.0% - 9.0%	24.5%
1 Business outlook does not include estimates for any currently unknown income and expense items which, by their nature, could arise late in a quarter, including: litigation reserves, net; acquisition-related charges; impairment charges; and discrete tax benefits or detriments relating to tax windfalls or shortfalls from equity awards. New material income and expense items such as these could have a significant effect on our guidance and future GAAP results.

Investor Conference Call / Webcast Details
NETGEAR will review the fourth quarter and full year results and discuss management's expectations for the first quarter of 2019 today, Wednesday, February 6, 2019 at 5 p.m. ET (2 p.m. PT). The toll free dial-in number for the live audio call is (866) 393-4306. The international dial-in number for the live audio call is (734) 385-2616. The conference ID for the call is 6598729. A live webcast of the conference call will be available on NETGEAR's Investor Relations website at http://investor.netgear.com. A replay of the call will be available via the web at http://investor.netgear.com.

About NETGEAR, Inc.

NETGEAR (NASDAQ: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. The Company's products are built on a variety of proven technologies such as wireless (Wi-Fi and LTE), Ethernet and powerline, with a focus on reliability and ease-of-use. The product line consists of wired and wireless devices that enable networking, broadband access and network connectivity. These products are available in multiple configurations to address the needs of the end-users in each geographic region in which the Company's products are sold. NETGEAR products are sold in approximately 23,000 retail locations around the globe, and through approximately 22,000 value-added resellers, as well as multiple major cable, mobile and wireline service providers around the world. The company's headquarters are in San Jose, Calif., with additional offices in approximately 25 countries. More information is available at http://investor.netgear.com or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2019 NETGEAR, Inc. NETGEAR, the NETGEAR logo, Orbi and Nighthawk are trademarks or registered trademarks of NETGEAR, Inc. and its affiliates in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:
NETGEAR Investor Relations
Christopher Genualdi
netgearIR@netgear.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent NETGEAR, Inc.’s expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding: NETGEAR’s future operating performance and financial condition, expected net revenue, GAAP and non-GAAP operating margins, and GAAP and non-GAAP tax rates; expectations regarding the timing, distribution, sales momentum and market acceptance of recent and anticipated new product introductions that position the Company for growth;expectations regarding NETGEAR’s paid subscriber base, registered users and registered app users and their effect on NETGEAR’s paid subscriber base; and expectations regarding seasonal changes in the Company’s business performance. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to grow its number of registered users and/or registered app users; the Company may be unable to grow its paid subscriber base; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may fail to successfully continue to effect operating expense savings; changes in the level of NETGEAR's cash resources and the Company's planned usage of such resources, including potential repurchases of the Company’s common stock; changes in the Company's stock price and developments in the business that could increase the Company's cash needs; fluctuations in foreign exchange rates; and the actions and financial health of the Company's customers. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors,” in the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2018, filed with the Securities and Exchange Commission on November 2, 2018. Given these circumstances, you should not place undue reliance on these forward-looking statements. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Non-GAAP Financial Information:

To supplement our unaudited selected financial data presented on a basis consistent with Generally Accepted Accounting Principles (“GAAP”), we disclose certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, non-GAAP total operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP other income (expense), net, non-GAAP net income and non-GAAP net income per diluted share. These non-GAAP financial measures represent results from continuing operations. These supplemental measures exclude adjustments for amortization of intangibles, stock-based compensation expense, separation expense, restructuring and other charges, litigation reserves, net, gain (loss) on investments, impairment charges to investments, gain on litigation settlements, and the related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of our operating performance on a period-to-period basis because such items are not, in our view, related to our ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with our GAAP financials, provide useful information to investors by offering:

· the ability to make more meaningful period-to-period comparisons of our on-going operating results;
· the ability to better identify trends in our underlying business and perform related trend analyses;
· a better understanding of how management plans and measures our underlying business; and
· an easier way to compare our operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding them in the reconciliations of these non-GAAP financial measures:

Amortization of intangibles consists primarily of non-cash charges that can be impacted by, among other things, the timing and magnitude of acquisitions. We consider our operating results without these charges when evaluating our ongoing performance and forecasting our earnings trends, and therefore exclude such charges when presenting non-GAAP financial measures. We believe that the assessment of our operations excluding these costs is relevant to our assessment of internal operations and comparisons to the performance of our competitors.

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options, restricted stock units and shares under the employee stock purchase plan granted to employees. We believe that the exclusion of these charges provides for more accurate comparisons of our operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, we believe it is useful to investors to understand the specific impact stock-based compensation expense has on our operating results.

Other items consist of certain items that are the result of either unique or unplanned events, including, when applicable: separation expense, restructuring and other charges, litigation reserves, net, gain on litigation settlements, gain (loss) on investments, and impairment charges to investments. It is difficult to predict the occurrence or estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our on-going operations with prior and future periods. The amounts result from events that often arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. Therefore, the amounts do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred.

Tax effects consist of the various above adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income. We also believe providing financial information with and without the income tax effects relating to our non-GAAP financial measures provides our management and users of the financial statements with better clarity regarding the on-going performance of our business.

Source: NETGEAR-F

-Financial Tables Attached-

NETGEAR, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	December 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$201,047	$202,727
Short-term investments	73,317	126,926
Accounts receivable, net	303,667	255,118
Inventories	243,871	162,942
Prepaid expenses and other current assets	35,997	24,826
Current assets of discontinued operations	—	243,125
Total current assets	857,899	1,015,664
Property and equipment, net	20,177	17,349
Intangibles, net	17,146	20,640
Goodwill	80,721	64,314
Other non-current assets	67,433	49,471
Non-current assets of discontinued operations	—	41,126
Total assets	$1,043,376	$1,208,564
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$139,748	$91,205
Accrued employee compensation	31,666	24,520
Other accrued liabilities	199,472	149,821
Deferred revenue	11,086	21,212
Income taxes payable	2,020	7,015
Current liabilities of discontinued operations	—	130,663
Total current liabilities	383,992	424,436
Non-current income taxes payable	19,600	31,544
Other non-current liabilities	12,232	8,766
Non-current liabilities of discontinued operations	—	13,333
Total liabilities	415,824	478,079
Stockholders’ equity:
Common stock	32	31
Additional paid-in capital	793,585	603,137
Accumulated other comprehensive loss	(15)	(851)
Retained earnings (losses)	(166,050)	128,168
Total stockholders’ equity	627,552	730,485
Total liabilities and stockholders’ equity	$1,043,376	$1,208,564

NETGEAR, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and percentage data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	September 30, 2018	December 31, 2017	December 31, 2018	December 31, 2017

Net revenue	$288,928	$269,411	$274,149	$1,058,816	$1,039,169
Cost of revenue	198,274	174,966	198,020	717,118	731,453
Gross profit	90,654	94,445	76,129	341,698	307,716
Gross margin	31.4%	35.1%	27.8%	32.3%	29.6%
Operating expenses:
Research and development	19,143	20,136	19,397	82,416	71,893
Sales and marketing	38,251	37,892	36,667	152,569	138,679
General and administrative	14,454	16,184	14,385	64,857	54,346
Separation expense	550	379	—	929	—
Restructuring and other charges	830	1	19	2,198	97
Litigation reserves, net	10	—	108	15	148
Total operating expenses	73,238	74,592	70,576	302,984	265,163
Income from operations	17,416	19,853	5,553	38,714	42,553
Operating margin	6.0%	7.4%	2.0%	3.7%	4.1%
Interest income	1,174	985	725	3,980	2,114
Other income (expense), net	85	955	440	510	1,557
Income before income taxes	18,675	21,793	6,718	43,204	46,224
Provision for income taxes	17,548	5,483	48,496	24,216	57,357
Net income (loss) from continuing operations	1,127	16,310	(41,778)	18,988	(11,133)
Net income (loss) from discontinued operations, net of tax	(21,861)	(7,160)	9,844	(30,212)	30,569
Net income (loss)	(20,734)	9,150	(31,934)	(11,224)	19,436
Net loss attributable to non-controlling interest in discontinued operations	(7,786)	(799)	—	(8,585)	—
Net income (loss) attributable to NETGEAR, Inc.	$(12,948)	$9,949	$(31,934)	$(2,639)	$19,436

Net income (loss) per share - basic:
Income (loss) from continuing operations attributable to NETGEAR, Inc.	$0.04	$0.51	$(1.33)	$0.60	$(0.35)
Income (loss) from discontinued operations attributable to NETGEAR,Inc.	(0.45)	(0.20)	0.31	(0.68)	0.96
Net income (loss) per share attributable to NETGEAR, Inc.	$(0.41)	$0.31	$(1.02)	$(0.08)	$0.61

Net income (loss) per share - diluted:
Income (loss) from continuing operations attributable to NETGEAR, Inc.	$0.03	$0.49	$(1.33)	$0.57	$(0.35)
Income (loss) from discontinued operations attributable to NETGEAR,Inc.	(0.42)	(0.19)	0.31	(0.65)	0.96
Net income (loss) per share attributable to NETGEAR, Inc.	$(0.39)	$0.30	$(1.02)	$(0.08)	$0.61

Weighted average shares used to compute net income (loss) per share - Basic:	31,604	31,802	31,379	31,626	32,097
Weighted average shares used to compute net income (loss) per share - Diluted	32,803	32,974	31,379	33,137	32,097

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2018

	Three Months Ended				Twelve Months Ended
	December 31, 2018	September 30, 2018	July 1, 2018	April 1, 2018	December 31, 2018

GAAP gross profit	$90,654	$94,445	$80,280	$76,319	$341,698
GAAP gross margin	31.4%	35.1%	31.4%	31.1%	32.3%
Amortization of intangibles	181	116	209	323	829
Stock-based compensation expense	681	619	572	563	2,435
Non-GAAP gross profit	$91,516	$95,180	$81,061	$77,205	$344,962
Non-GAAP gross margin	31.7%	35.3%	31.8%	31.5%	32.6%

GAAP research and development	$19,143	$20,136	$21,946	$21,191	$82,416
Stock-based compensation expense	(1,112)	(1,037)	(1,122)	(1,012)	(4,283)
Non-GAAP research and development	$18,031	$19,099	$20,824	$20,179	$78,133

GAAP sales and marketing	$38,251	$37,892	$38,552	$37,874	$152,569
Amortization of intangibles	(1,831)	(1,806)	(1,757)	(1,756)	(7,150)
Stock-based compensation expense	(1,904)	(1,970)	(2,188)	(2,205)	(8,267)
Non-GAAP sales and marketing	$34,516	$34,116	$34,607	$33,913	$137,152

GAAP general and administrative	$14,454	$16,184	$18,458	$15,761	$64,857
Stock-based compensation expense	(2,536)	(2,492)	(3,364)	(3,084)	(11,476)
Non-GAAP general and administrative	$11,918	$13,692	$15,094	$12,677	$53,381

GAAP total operating expenses	$73,238	$74,592	$80,337	$74,817	$302,984
Amortization of intangibles	(1,831)	(1,806)	(1,757)	(1,756)	(7,150)
Stock-based compensation expense	(5,552)	(5,499)	(6,674)	(6,301)	(24,026)
Separation expense	(550)	(379)	—	$—	(929)
Restructuring and other charges	(830)	(1)	(1,376)	9	(2,198)
Litigation reserves, net	(10)	—	(5)	—	(15)
Non-GAAP total operating expenses	$64,465	$66,907	$70,525	$66,769	$268,666

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2018
(CONTINUED)

	Three Months Ended				Twelve Months Ended
	December 31, 2018	September 30, 2018	July 1, 2018	April 1, 2018	December 31, 2018

GAAP operating income	$17,416	$19,853	$(57)	$1,502	$38,714
GAAP operating margin	6.0%	7.4%	0.0%	0.6%	3.7%
Amortization of intangibles	2,012	1,922	1,966	2,079	7,979
Stock-based compensation expense	6,233	6,118	7,246	6,864	26,461
Separation expense	550	379	—	—	929
Restructuring and other charges	830	1	1,376	(9)	2,198
Litigation reserves, net	10	—	5	—	15
Non-GAAP operating income	$27,051	$28,273	$10,536	$10,436	$76,296
Non-GAAP operating margin	9.4%	10.5%	4.1%	4.3%	7.2%

GAAP other income (expense), net	$85	$955	$788	$(1,318)	$510
Gain on investments	(190)	(349)	—	—	(539)
Impairment charges to investments	—	—	—	1,400	1,400
Non-GAAP other income (expense), net	$(105)	$606	$788	$82	$1,371

GAAP net income from continuing operations	$1,127	$16,310	$533	$1,018	$18,988
Amortization of intangibles	2,012	1,922	1,966	2,079	7,979
Stock-based compensation expense	6,233	6,118	7,246	6,864	26,461
Separation expense	550	379	—	—	929
Restructuring and other charges	830	1	1,376	(9)	2,198
Litigation reserves, net	10	—	5	—	15
Gain on investments	(190)	(349)	—	—	(539)
Impairment charges to investments	—	—	—	1,400	1,400
Tax effects of above non-GAAP adjustments	11,762	(312)	(1,546)	(2,886)	7,018
Non-GAAP net income from continuing operations	$22,334	$24,069	$9,580	$8,466	$64,449

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2018
(CONTINUED)

	Three Months Ended				Twelve Months Ended
	December 31, 2018	September 30, 2018	July 1, 2018	April 1, 2018	December 31, 2018
NET INCOME PER DILUTED SHARE:
GAAP net income per diluted share from continuing operations	$0.03	$0.49	$0.02	$0.03	$0.57
Amortization of intangibles	0.06	0.06	0.06	0.06	0.24
Stock-based compensation expense	0.19	0.19	0.22	0.21	0.80
Separation expense	0.02	0.01	—	—	0.03
Restructuring and other charges	0.03	0.00	0.04	0.00	0.07
Litigation reserves, net	0.00	—	0.00	—	0.00
Gain on investments	(0.01)	(0.01)	—	—	(0.02)
Impairment charges to investments	—	—	—	0.04	0.04
Tax effects of above non-GAAP adjustments	0.36	(0.01)	(0.05)	(0.08)	0.21
Non-GAAP net income per diluted share from continuing operations	$0.68	$0.73	$0.29	$0.26	$1.94

NETGEAR, INC.
SUPPLEMENTAL FINANCIAL INFORMATION, FISCAL 2018
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory, headcount and percentage data)
(Unaudited)

	Three Months Ended
	December 31, 2018	September 30, 2018	July 1, 2018	April 1, 2018

Cash, cash equivalents and short-term investments	$274,364	$341,968	$355,489	$386,032
Cash, cash equivalents and short-term investments per diluted share	$8.36	$10.37	$10.86	$11.82

Accounts receivable, net	$303,667	$241,862	$232,770	$214,843
Days sales outstanding (DSO)	97	82	83	80

Inventories	$243,871	$198,037	$168,263	$162,497
Ending inventory turns	3.3	3.5	4.2	4.2

Weeks of channel inventory:
U.S. retail channel	7.7	9.8	10.6	8.9
U.S. distribution channel	5.2	4.1	4.3	4.2
EMEA distribution channel	4.1	4.3	4.1	4.4
APAC distribution channel	7.4	6.6	7.9	6.0

Deferred revenue (current and non-current)	$11,865	$9,726	$5,577	$6,075

Headcount	837	833	901	903
Non-GAAP diluted shares	32,803	32,974	32,742	32,660

NET REVENUE BY GEOGRAPHY

	Three Months Ended								Twelve Months Ended
	December 31, 2018		September 30, 2018		July 1, 2018		April 1, 2018		December 31, 2018
Americas	$190,335	66%	$175,932	65%	$174,414	68%	$160,012	66%	$700,693	66%
EMEA	58,798	20%	53,158	20%	48,209	19%	47,434	19%	207,599	20%
APAC	39,795	14%	40,321	15%	32,653	13%	37,755	15%	150,524	14%
Total	$288,928	100%	$269,411	100%	$255,276	100%	$245,201	100%	$1,058,816	100%

NETGEAR, INC.
SEGMENT FINANCIAL INFORMATION, FISCAL 2018
(In thousands, except percentage data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2018	September 30, 2018	July 1, 2018	April 1, 2018	December 31, 2018
Net revenue:
Connected Home	$215,638	$194,683	$186,424	$174,315	$771,060
SMB	73,290	74,728	68,852	70,886	287,756
Total net revenue	$288,928	$269,411	$255,276	$245,201	$1,058,816
Contribution income:
Connected Home	$29,118	$30,071	$20,939	$16,212	$96,340
Connected Home contribution margin	13.5%	15.4%	11.2%	9.3%	12.5%
SMB	$18,392	$20,593	$14,635	$16,522	$70,142
SMB contribution margin	25.1%	27.6%	21.3%	23.3%	24.4%
Total segment contribution income	$47,510	$50,664	$35,574	$32,734	$166,482
Corporate and unallocated costs	(20,459)	(22,391)	(25,038)	(22,298)	(90,186)
Amortization of intangibles (1)	(2,012)	(1,922)	(1,966)	(2,079)	(7,979)
Stock-based compensation expense	(6,233)	(6,118)	(7,246)	(6,864)	(26,461)
Separation expense	(550)	(379)	—	—	(929)
Restructuring and other charges	(830)	(1)	(1,376)	9	(2,198)
Litigation reserves, net	(10)	—	(5)	—	(15)
Interest income	1,174	985	1,073	748	3,980
Other income (expense), net	85	955	788	(1,318)	510
Income before income taxes	$18,675	$21,793	$1,804	$932	$43,204
___________________

(1)	Amount excludes amortization expense related to patents within purchased intangibles in cost of revenue.

SERVICE PROVIDER NET REVENUE

	Three Months Ended				Twelve Months Ended
	December 31, 2018	September 30, 2018	July 1, 2018	April 1, 2018	December 31, 2018
Connected Home	$37,772	$30,769	$46,333	$41,797	$156,671
SMB	670	1,191	700	1,063	3,624
Total service provider net revenue	$38,442	$31,960	$47,033	$42,860	$160,295

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2017

	Three Months Ended				Twelve Months Ended
	December 31, 2017	October 1, 2017	July 2, 2017	April 2, 2017	December 31, 2017

GAAP gross profit	$76,129	$76,096	$75,380	$80,111	$307,716
GAAP gross margin	27.8%	30.2%	30.0%	30.6%	29.6%
Amortization of intangibles	323	471	808	2,036	3,638
Stock-based compensation expense	347	331	401	327	1,406
Non-GAAP gross profit	$76,799	$76,898	$76,589	$82,474	$312,760
Non-GAAP gross margin	28.0%	30.5%	30.4%	31.6%	30.1%

GAAP research and development	$19,397	$17,958	$17,840	$16,698	$71,893
Stock-based compensation expense	(764)	(743)	(766)	(695)	(2,968)
Non-GAAP research and development	$18,633	$17,215	$17,074	$16,003	$68,925

GAAP sales and marketing	$36,667	$34,405	$32,532	$35,075	$138,679
Amortization of intangibles	(1,756)	(1,756)	(1,757)	(1,756)	(7,025)
Stock-based compensation expense	(1,438)	(1,464)	(1,374)	(1,205)	(5,481)
Non-GAAP sales and marketing	$33,473	$31,185	$29,401	$32,114	$126,173

GAAP general and administrative	$14,385	$14,120	$12,725	$13,116	$54,346
Stock-based compensation expense	(2,339)	(2,349)	(2,323)	(2,103)	(9,114)
Non-GAAP general and administrative	$12,046	$11,771	$10,402	$11,013	$45,232

GAAP total operating expenses	$70,576	$66,517	$63,144	$64,926	$265,163
Amortization of intangibles	(1,756)	(1,756)	(1,757)	(1,756)	(7,025)
Stock-based compensation expense	(4,541)	(4,556)	(4,463)	(4,003)	(17,563)
Restructuring and other charges	(19)	(19)	(22)	(37)	(97)
Litigation reserves, net	(108)	(15)	(25)	—	(148)
Non-GAAP total operating expenses	$64,152	$60,171	$56,877	$59,130	$240,330

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2017
(CONTINUED)

	Three Months Ended				Twelve Months Ended
	December 31, 2017	October 1, 2017	July 2, 2017	April 2, 2017	December 31, 2017

GAAP operating income	$5,553	$9,579	$12,236	$15,185	$42,553
GAAP operating margin	2.0%	3.8%	4.9%	5.8%	4.1%
Amortization of intangibles	2,079	2,227	2,565	3,792	10,663
Stock-based compensation expense	4,888	4,887	4,864	4,330	18,969
Restructuring and other charges	19	19	22	37	97
Litigation reserves, net	108	15	25	—	148
Non-GAAP operating income	$12,647	$16,727	$19,712	$23,344	$72,430
Non-GAAP operating margin	4.6%	6.6%	7.8%	8.9%	7.0%

GAAP net income (loss) from continuing operations	$(41,778)	$9,624	$9,989	$11,032	$(11,133)
Amortization of intangibles	2,079	2,227	2,565	3,792	10,663
Stock-based compensation expense	4,888	4,887	4,864	4,330	18,969
Restructuring and other charges	19	19	22	37	97
Litigation reserves, net	108	15	25	—	148
Tax effects of above non-GAAP adjustments	45,814	(2,321)	(3,274)	(3,483)	36,736
Non-GAAP net income from continuing operations	$11,130	$14,451	$14,191	$15,708	$55,480

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2017
(CONTINUED)

	Three Months Ended				Twelve Months Ended
	December 31, 2017	October 1, 2017	July 2, 2017	April 2, 2017	December 31, 2017
NET INCOME (LOSS) PER DILUTED SHARE:
GAAP net income (loss) per diluted share from continuing operations	$(1.33)	$0.30	$0.30	$0.32	$(0.35)
Amortization of intangibles	0.06	0.07	0.08	0.11	0.32
Stock-based compensation expense	0.15	0.15	0.15	0.13	0.57
Restructuring and other charges	0.00	0.00	0.00	0.00	0.00
Litigation reserves, net	0.00	0.00	0.00	—	0.00
Tax effects of above non-GAAP adjustments	1.42	(0.07)	(0.10)	(0.10)	1.11
Non-GAAP net income per diluted share from continuing operations*	$0.34	$0.45	$0.43	$0.46	$1.68

Shares used in computing GAAP net income (loss) per diluted share	31,379	32,393	33,116	34,136	32,097
Shares used in computing non-GAAP net income per diluted share	32,270	32,393	33,116	34,136	33,044
* The per share reconciliation of GAAP to non-GAAP may not aggregate due to both calculations utilizing a different share basis. The GAAP net loss per diluted share calculation uses a lower share count as it excludes potentially dilutive shares included in the non-GAAP net income per diluted share calculation.

NETGEAR, INC.
SUPPLEMENTAL FINANCIAL INFORMATION, FISCAL 2017
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory, headcount and percentage data)
(Unaudited)

	Three Months Ended
	December 31, 2017	October 1, 2017	July 2, 2017	April 2, 2017

Cash, cash equivalents and short-term investments	$329,653	$372,580	$305,455	$361,083
Cash, cash equivalents and short-term investments per diluted share	$10.22	$11.50	$9.22	$10.58

Accounts receivable, net	$255,118	$201,458	$227,068	$204,053
Days sales outstanding (DSO)	85	73	82	72

Inventories	$162,942	$173,896	$193,446	$200,530
Ending inventory turns	4.9	4.0	3.6	3.6

Weeks of channel inventory:
U.S. retail channel	7.4	10.1	8.2	7.8
U.S. distribution channel	5.0	6.3	4.3	5.6
EMEA distribution channel	6.0	5.3	4.7	4.7
APAC distribution channel	5.0	6.1	7.0	5.8

Deferred revenue (current and non-current)	$21,995	$17,750	$14,923	$14,860

Headcount	901	884	861	856
Non-GAAP diluted shares	32,270	32,393	33,116	34,136

NET REVENUE BY GEOGRAPHY

	Three Months Ended								Twelve Months Ended
	December 31, 2017		October 1, 2017		July 2, 2017		April 2, 2017		December 31, 2017
Americas	$176,880	64%	$160,405	64%	$159,730	64%	$168,074	65%	$665,089	64%
EMEA	59,207	22%	46,491	18%	45,800	18%	45,576	17%	197,074	19%
APAC	38,062	14%	45,054	18%	46,155	18%	47,735	18%	177,006	17%
Total	$274,149	100%	$251,950	100%	$251,685	100%	$261,385	100%	$1,039,169	100%

NETGEAR, INC.
SEGMENT FINANCIAL INFORMATION, FISCAL 2017
(In thousands, except percentage data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2017	October 1, 2017	July 2, 2017	April 2, 2017	December 31, 2017
Net revenue:
Connected Home	$203,548	$187,270	$183,701	$193,742	$768,261
SMB	70,601	64,680	67,984	67,643	270,908
Total net revenue	$274,149	$251,950	$251,685	$261,385	$1,039,169
Contribution income:
Connected Home	$17,035	$22,087	$19,654	$25,094	$83,870
Connected Home contribution margin	8.4%	11.8%	10.7%	13.0%	10.9%
SMB	$15,975	$13,778	$17,435	$16,677	$63,865
SMB contribution margin	22.6%	21.3%	25.6%	24.7%	23.6%
Total segment contribution income	$33,010	$35,865	$37,089	$41,771	$147,735
Corporate and unallocated costs	(20,363)	(19,138)	(17,377)	(18,427)	(75,305)
Amortization of intangibles (1)	(2,079)	(2,227)	(2,565)	(3,792)	(10,663)
Stock-based compensation expense	(4,888)	(4,887)	(4,864)	(4,330)	(18,969)
Restructuring and other charges	(19)	(19)	(22)	(37)	(97)
Litigation reserves, net	(108)	(15)	(25)	—	(148)
Interest income	725	502	482	405	2,114
Other income (expense), net	440	493	332	292	1,557
Income before income taxes	$6,718	$10,574	$13,050	$15,882	$46,224
___________________

(1)	Amount excludes amortization expense related to patents within purchased intangibles in cost of revenue.

SERVICE PROVIDER NET REVENUE

	Three Months Ended				Twelve Months Ended
	December 31, 2017	October 1, 2017	July 2, 2017	April 2, 2017	December 31, 2017
Connected Home	$43,877	$44,631	$48,485	$53,193	$190,186
SMB	776	1,114	588	790	3,268
Total service provider net revenue	$44,653	$45,745	$49,073	$53,983	$193,454

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2016

	Three Months Ended				Twelve Months Ended
	December 31, 2016	October 2, 2016	July 3, 2016	April 3, 2016	December 31, 2016

GAAP gross profit	$98,398	$92,149	$86,897	$96,458	$373,902
GAAP gross margin	33.6%	31.6%	31.9%	33.7%	32.7%
Amortization of intangibles	2,084	2,084	2,084	2,084	8,336
Stock-based compensation expense	316	364	403	390	1,473
Non-GAAP gross profit	$100,798	$94,597	$89,384	$98,932	$383,711
Non-GAAP gross margin	34.4%	32.4%	32.8%	34.6%	33.6%

GAAP research and development	$18,465	$17,224	$17,171	$18,044	$70,904
Stock-based compensation expense	(712)	(750)	(735)	(529)	(2,726)
Non-GAAP research and development	$17,753	$16,474	$16,436	$17,515	$68,178

GAAP sales and marketing	$35,840	$34,153	$34,195	$35,403	$139,591
Amortization of intangibles	(1,756)	(1,756)	(1,757)	(1,756)	(7,025)
Stock-based compensation expense	(1,194)	(1,263)	(1,307)	(1,170)	(4,934)
Non-GAAP sales and marketing	$32,890	$31,134	$31,131	$32,477	$127,632

GAAP general and administrative	$14,107	$14,070	$12,989	$12,830	$53,996
Stock-based compensation expense	(1,976)	(2,040)	(2,095)	(1,897)	(8,008)
Non-GAAP general and administrative	$12,131	$12,030	$10,894	$10,933	$45,988

GAAP total operating expenses	$68,448	$65,334	$65,658	$68,965	$268,405
Amortization of intangibles	(1,756)	(1,756)	(1,757)	(1,756)	(7,025)
Stock-based compensation expense	(3,882)	(4,053)	(4,137)	(3,596)	(15,668)
Restructuring and other charges	(21)	126	(1,268)	(2,678)	(3,841)
Litigation reserves, net	(15)	(13)	(35)	(10)	(73)
Non-GAAP total operating expenses	$62,774	$59,638	$58,461	$60,925	$241,798

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2016
(CONTINUED)

	Three Months Ended				Twelve Months Ended
	December 31, 2016	October 2, 2016	July 3, 2016	April 3, 2016	December 31, 2016

GAAP operating income	$29,950	$26,815	$21,239	$27,493	$105,497
GAAP operating margin	10.2%	9.2%	7.8%	9.6%	9.2%
Amortization of intangibles	3,840	3,840	3,841	3,840	15,361
Stock-based compensation expense	4,198	4,417	4,540	3,986	17,141
Restructuring and other charges	21	(126)	1,268	2,678	3,841
Litigation reserves, net	15	13	35	10	73
Non-GAAP operating income	$38,024	$34,959	$30,923	$38,007	$141,913
Non-GAAP operating margin	13.0%	12.0%	11.4%	13.3%	12.4%

GAAP other income (expense), net	$383	$110	$(338)	$(321)	$(166)
Gain on litigation settlements	—	—	—	(5)	(5)
Loss pertaining to investments	—	68	479	—	547
Non-GAAP other income (expense), net	$383	$178	$141	$(326)	$376

GAAP net income from continuing operations	$20,050	$19,154	$13,277	$17,831	$70,312
Amortization of intangibles	3,840	3,840	3,841	3,840	15,361
Stock-based compensation expense	4,198	4,417	4,540	3,986	17,141
Restructuring and other charges	21	(126)	1,268	2,678	3,841
Litigation reserves, net	15	13	35	10	73
Gain on litigation settlements	—	—	—	(5)	(5)
Loss pertaining to investments	—	68	479	—	547
Tax effects of above non-GAAP adjustments	(1,049)	(4,014)	(2,776)	(2,953)	(10,792)
Non-GAAP net income from continuing operations	$27,075	$23,352	$20,664	$25,387	$96,478

NETGEAR, INC.
RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, except percentage data)
(Unaudited)

STATEMENT OF OPERATIONS DATA, FISCAL 2016
(CONTINUED):
	Three Months Ended				Twelve Months Ended
	December 31, 2016	October 2, 2016	July 3, 2016	April 3, 2016	December 31, 2016
NET INCOME PER DILUTED SHARE:
GAAP net income per diluted share from continuing operations	$0.59	$0.56	$0.40	$0.54	$2.08
Amortization of intangibles	0.11	0.11	0.11	0.12	0.46
Stock-based compensation expense	0.12	0.13	0.14	0.12	0.51
Restructuring and other charges	0.00	0.00	0.04	0.08	0.11
Litigation reserves, net	0.00	0.00	0.00	0.00	0.00
Gain on litigation settlements	—	—	—	0.00	0.00
Loss pertaining to investments	—	0.00	0.01	—	0.02
Tax effects of above non-GAAP adjustments	(0.02)	(0.11)	(0.08)	(0.10)	(0.32)
Non-GAAP net income per diluted share from continuing operations	$0.80	$0.69	$0.62	$0.76	$2.86

NETGEAR, INC.
SUPPLEMENTAL FINANCIAL INFORMATION, FISCAL 2016
(In thousands, except per share data, DSO, inventory turns, weeks of channel inventory, headcount and percentage data)
(Unaudited)

	Three Months Ended
	December 31, 2016	October 2, 2016	July 3, 2016	April 3, 2016

Cash, cash equivalents and short-term investments	$365,728	$402,991	$352,647	$333,270
Cash, cash equivalents and short-term investments per diluted share	$10.78	$11.88	$10.53	$10.02

Accounts receivable, net	$231,997	$196,134	$196,971	$197,222
Days sales outstanding (DSO)	71	61	66	65

Inventories	$200,144	$186,352	$179,538	$182,486
Ending inventory turns	3.9	4.3	4.1	4.2

Weeks of channel inventory:
U.S. retail channel	6.3	8.8	9.1	8.6
U.S. distribution channel	7.2	4.4	5.0	5.5
EMEA distribution channel	4.9	4.2	3.7	4.5
APAC distribution channel	7.4	4.4	6.6	6.3

Deferred revenue (current and non-current)	$19,554	$14,378	$19,657	$19,487

Headcount	877	881	866	877
Non-GAAP diluted shares	33,925	33,913	33,493	33,269

NET REVENUE BY GEOGRAPHY

	Three Months Ended								Twelve Months Ended
	December 31, 2016		October 2, 2016		July 3, 2016		April 3, 2016		December 31, 2016
Americas	$190,259	64%	$188,441	64%	$180,021	66%	$176,259	61%	$734,980	64%
EMEA	60,298	21%	51,909	18%	45,806	17%	59,541	21%	217,554	19%
APAC	42,584	15%	51,578	18%	46,378	17%	50,371	18%	190,911	17%
Total	$293,141	100%	$291,928	100%	$272,205	100%	$286,171	100%	$1,143,445	100%

NETGEAR, INC.
SEGMENT FINANCIAL INFORMATION, FISCAL 2016
(In thousands, except percentage data)
(Unaudited)

	Three Months Ended				Twelve Months Ended
	December 31, 2016	October 2, 2016	July 3, 2016	April 3, 2016	December 31, 2016
Net revenue:
Connected Home	$215,597	$218,323	$197,293	$215,716	$846,929
SMB	77,544	73,605	74,912	70,455	296,516
Total net revenue	$293,141	$291,928	$272,205	$286,171	$1,143,445
Contribution income:
Connected Home	$36,670	$34,305	$28,945	$39,077	$138,997
Connected Home contribution margin	17.0%	15.7%	14.7%	18.1%	16.4%
SMB	$19,770	$18,444	$18,598	$15,727	$72,539
SMB contribution margin	25.5%	25.1%	24.8%	22.3%	24.5%
Total segment contribution income	$56,440	$52,749	$47,543	$54,804	$211,536
Corporate and unallocated costs	(18,416)	(17,790)	(16,620)	(16,797)	(69,623)
Amortization of intangibles (1)	(3,840)	(3,840)	(3,841)	(3,840)	(15,361)
Stock-based compensation expense	(4,198)	(4,417)	(4,540)	(3,986)	(17,141)
Restructuring and other charges	(21)	126	(1,268)	(2,678)	(3,841)
Litigation reserves, net	(15)	(13)	(35)	(10)	(73)
Interest income	360	291	280	233	1,164
Other income (expense), net	383	110	(338)	(321)	(166)
Income before income taxes	$30,693	$27,216	$21,181	$27,405	$106,495
___________________

(1)	Amount excludes amortization expense related to patents within purchased intangibles in cost of revenue.

SERVICE PROVIDER NET REVENUE

	Three Months Ended				Twelve Months Ended
	December 31, 2016	October 2, 2016	July 3, 2016	April 3, 2016	December 31, 2016
Connected Home	$45,730	$66,042	$61,356	$76,852	$249,980
SMB	686	1,295	746	1,448	4,175
Total service provider net revenue	$46,416	$67,337	$62,102	$78,300	$254,155